Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

June 11, 2020

Ionis Pharmaceuticals, Inc. 2855 Gazelle Court
Carlsbad, CA 92010 Attention: Brett Monia

Re: [***]

Dear Dr. Monia:

Reference is hereby made to that certain Second Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement by and between Ionis Pharmaceuticals, Inc. (“Ionis”) and Biogen MA Inc. (“Biogen”) dated October 17, 2018 (the “Neurology II Agreement”), as supplemented and/or amended to date. Biogen and Ionis each may be referred to herein as a “Party” or collectively as the “Parties”. Any capitalized terms not defined herein will have the meaning set forth in the Neurology II Agreement, as applicable.

The Parties acknowledge and agree that, notwithstanding anything to the contrary in the Neurology II Agreement:

(i)
Milestones for [***]. For purposes of the [***] Collaboration Program only, the ALS Pre-Licensing Milestone Event set forth in the last row of Table 2 of Section 6.5 of the Neurology II Agreement shall be deleted in its entirety and replaced with the following:

[***]

(ii)	Except as expressly amended herein, all other provisions of the Neurology II Agreement will remain in full force and effect.

If you accept the terms and conditions set forth in this letter agreement, please so indicate by executing a copy of this letter agreement and returning it to Biogen. This letter agreement may be executed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from electronic transmission, store and printing of copies of this letter agreement from separate computers or printers. Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

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Sincerely,

  /s/Dale Morris
Dale Morris, Head Preclinical Safety
11-Jun-2020

AGREED AND CONFIRMED ON BEHALF OF IONIS PHARMACEUTICALS, INC.:

By: /s/Brett Monia

Name: Brett Monia

Title: CEO

Date: June 17, 2020